VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA AA
File No. 811-22113, CIK: 0001402306
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA AA, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust , AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Access One Trust, ProFunds, Franklin Templeton Variable Insurance products Trust and AllianceBernstein Variable Products Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On 8/31/09, Transamerica Series Trust, filed its semi annual report with the Commission via EDGAR (CIK: 0000778207);

•	On 9/1/09, 8/21/09, 8/28/09, Fidelity Variable Insurance Products Fund filed its semi annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

•	On 9/4/09, ProFunds, filed its semi annual report with the Commission via EDGAR (CIK: 001039803).

•	On 9/4/09, Access One Trust, filed its semi annual report with the Commission via EDGAR (CIK: 0001301123)

•	On 8/28/09, Franklin Templeton Variable Insurance Products Trust filed its semi annual report with the Commission via Edgar (CIK: 0000837274).

•	On 8/24/09, AllianceBernstein Variable Products Series Fund, Inc. filed its semi annual report with the Commission via Edgar (CIK: 0000825316).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Western Reserve Life Assurance Co. of Ohio